SECURITIES AND EXCHANGE COMMISSION
                                     UNITED STATES
                                Washington, DC   20549

                                      FORM 8-K

                                    CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 31, 1997

                            REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                        1-12298                59-3191743
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


  121 West Forsyth Street, Suite 200
       Jacksonville, Florida                                    32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Information

                      REGENCY REALTY CORPORATION
-----------------------------------------------------------------------------
                       Supplemental Financial Information
                                 March 31, 1997
------------------------------------------------------------------------------
                                TABLE OF CONTENTS

1.       Summary of Operations................................................1

2.       Income Statements....................................................2

3.       Funds from Operations and Cash Available for Distribution............3

4.       Balance Sheets.......................................................4

5.       Security Capital U.S. Realty Strategic Alliance Summary..............5

6.       Branch Acquisition Summary...........................................6

7.       $50 Million Private Placement Summary................................7

8.       Parkway O. P. Units Summary..........................................8

9.       Unconsolidated Real Estate Investments...............................9

10.      Debt Summary........................................................10

11.      Real Estate Status Report........................................11-14

12.      Summary of Significant Tenants......................................15

13.      Lease Expiration Table..............................................16

14.      1997 Shopping Center Acquisitions and Developments..................17

15.      Press Release....................................................18-19

                               INVESTOR RELATIONS
                                 Brenda Paradise
                        121 W. Forsyth Street, Suite 200
                             Jacksonville, FL 32202
                                 (904) 356-7000

                           Regency Realty Corporation
                                Income Statements
                  For the Periods Ended March 31, 1997 and 1996

                                                                       Three Months Ended                       Year to Date
                                                                      1997            1996                  1997            1996
                                                                     Actual          Actual                Actual          Actual

Operations and Capitalization:

Funds from Operations (see page 3 for detail)                          7,426,359      4,299,376           7,426,359       4,299,376
FFO per share                                                              $0.49          $0.44               $0.49           $0.44
FFO per share Growth                                                       10.9%              -               10.9%               -

Cash available for Distribution (see page 3 for detail)                7,661,481      4,560,268           7,661,481       4,560,268
CAD per share (a)                                                          $0.50          $0.47               $0.50           $0.47
EBITDA                                                                11,381,743      6,730,535          11,381,743       6,730,535
Net Income for common stockholders                                     4,036,772      2,575,729           4,036,772       2,575,729
Net Income per share (a)                                                   $0.27          $0.26               $0.27           $0.26

Dividends declared per share                                              $0.420         $0.405              $0.420          $0.405
Dividend payout ratio of FFO                                               86.1%          92.0%                86.1%           92.0%
Dividend payout ratio of CAD                                               83.4%          86.7%                83.4%           86.7%

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Debt to Total Market Capitalization Analysis        3-31-97        12-31-96
                                                  -----------------------------
Common shares and CSE's outstanding (a)              18,701,300     13,619,221
Common equity value based on
  closing stock price                                  $500,260       $357,505
Outstanding debt                                        304,900        171,607
                                                  -----------------------------
Total Market Capitalization                            $805,160       $529,112
Debt to Total Market Capitalization                       37.9%          32.4%
-------------------------------------------------------------------------------


Real Estate Portfolio:

Company owned GLA
(excluding current development)                       8,278,742      4,075,199
Portfolio Increase over previous 12 months               103.1%             na
Total GLA including anchor owned stores               8,674,033      4,430,347
Percent leased (including preleased)                      95.6%          95.9%
Net Operating Income                                 11,802,899      7,183,705
NOI growth                                                64.3%             na
NOI - same properties (b)                             7,280,277      7,132,000
NOI growth - same properties                               2.1%             na
Average base rent per square foot                         $9.18          $8.57

Company owned retail GLA
 (excl current development)                           7,980,503      3,776,960
Portfolio Increase over previous 12 months               111.3%             na
Total retail GLA                                      8,375,794      4,132,108
Percent leased (including preleased)                      95.6%          95.7%
Percent of total company owned GLA                        96.4%          92.7%
Retail Same Property NOI (b)                          6,570,430      6,432,840
Retail NOI as a percent of total NOI                      94.0%          90.3%
Average base rent per square foot                         $8.99          $8.13

Company owned office GLA                                298,239        298,239
Percent leased (including preleased)                      95.7%          95.8%
Office Same Property NOI                                709,847        699,160
Average base rent per square foot                        $14.40         $14.13

-------------------------------------------------------------------------------
(a) includes the common shares (CSE's) that the Class B common stock and redeemable partnership units will be convertible into. All per share amounts reflect the Class B common and OP Units as if they have been converted into common stock (i.e per share amounts are fully diluted).

(b) Same property NOI excludes properties acquired after 12/31/95.

                                    Regency Realty Corporation
                                         Income Statements
                             For the Periods Ended March 31, 1997 and 1996

                                                                       Three Months Ended             Year to Date
                                                                      1997          1996            1997          1996
                                                                     Actual        Actual          Actual        Actual
Real Estate Operating Revenues:
  Minimum rent                                                     12,499,572     7,903,455      12,499,572    7,903,455
  Percentage rent                                                     470,598       189,880         470,598      189,880
  Recoveries and other tenant related income                        3,095,004     1,689,933       3,095,004    1,689,933
  Equity income of unconsolidated partnerships                         26,987         7,453          26,987        7,453
                                                                 ------------- -------------    ------------ ------------
                                                                   16,092,161     9,790,721      16,092,161    9,790,721
                                                                 ------------- -------------    ------------ ------------
Real Estate Operating Expenses:
  Operating and maintenance                                         2,482,781     1,702,535       2,482,781    1,702,535
  Real estate taxes                                                 1,820,089       920,065       1,820,089      920,065
                                                                 ------------- -------------    ------------ ------------
                                                                    4,302,870     2,622,600       4,302,870    2,622,600
                                                                 ------------- -------------    ------------ ------------
                 Net Property Revenues                             11,789,291     7,168,121      11,789,291    7,168,121

Third Party Revenues:
  Leasing, brokerage and development fees                           1,307,616       574,086       1,307,616      574,086
  Property management fees                                            333,575       136,931         333,575      136,931
                                                                 ------------- -------------    ------------ ------------
                                                                    1,641,191       711,017       1,641,191      711,017
                                                                 ------------- -------------    ------------ ------------
Other Expenses (Income):
  General and administrative                                        2,221,006     1,265,320       2,221,006    1,265,320
  Depreciation & amortization                                       3,054,890     1,884,451       3,054,890    1,884,451
  Interest expense                                                  3,525,641     2,244,805       3,525,641    2,244,805
  Preferred Stock Dividends                                                 0        25,550               0       25,550
  Interest (income)                                                  (172,267)     (116,717)       (172,267)    (116,717)
                                                                 ------------- -------------    ------------ ------------
                                                                    8,629,270     5,303,409       8,629,270    5,303,409
                                                                 ------------- -------------    ------------ ------------
                 Net Income                                         4,801,212     2,575,729       4,801,212    2,575,729

Minority interests in net income of
    consolidated real estate partnerships                             764,440             0         764,440            0
                                                                 ------------- -------------    ------------ ------------
                 Net income for common stockholders                 4,036,772     2,575,729       4,036,772    2,575,729
                                                                 ============= =============    ============ ============
Other Information:

    NOI to gross rents                                                     -             -              73%          73%
    Tenant Recoveries to Property Expenses                                 -             -              72%          59%
    EBITDA                                                        11,381,743     6,730,535       11,381,743    6,730,535

---------------------------------
Net operating income:
---------------------------------

Net Property Revenues                                            $ 11,789,291     7,168,121      11,789,291    7,168,121
Depreciation of unconsolidated real estate                             13,608         8,552          13,608        8,552
Straight-lining of rents reversal                                           0         7,032               0        7,032
                                                                 ------------- -------------    ------------ ------------

     Net Operating Income - actual                               $ 11,802,899     7,183,705      11,802,899    7,183,705
                                                                 ============= =============    ============ ============
     NOI Growth                                                          64.3%                         64.3%

Net Operating Income - same property comparison                     7,280,277     7,132,000 (1)   7,280,277     7,132,000
      NOI Growth - same property                                          2.1%                          2.1%

(1) Same property NOI excludes properties acquired after 12/31/95 as the Company does not have sufficient operating history of the acquisitions closed during 1996 and 1997 to provide compartive year growth statistics.

                          Regency Realty Corporation
                               Income Statements
                  For the Periods Ended March 31, 1997 and 1996

                                                            Three Months Ended                         Year to Date
                                                            ------------------                         ------------
                                                           1997             1996                   1997              1996
                                                          Actual           Actual                 Actual            Actual
Funds From Operations:
  Net Income for common stockholders                       4,036,772        2,575,729              4,036,772        2,575,729
   Plus:
    Depreciation expense - real property                   2,677,663        1,669,214              2,677,663        1,669,214
    Amortization of leasing commissions                       78,219           54,433                 78,219           54,433
    Minority interest of redeemable O.P. Units               633,705                0                633,705                0
                                                           ---------       ----------             ----------        ---------
                 Funds from Operations                     7,426,359        4,299,376              7,426,359        4,299,376
                                                           =========       ==========             ==========        =========
                 FFO per share                                 $0.49            $0.44                  $0.49            $0.44
                 FFO per share growth                           10.9%                                   10.9%

     Note: The Company has adopted a more conservative method of calculating funds from operations beginning in 1997. The new calculation no longer adds back stock based compensation which includes board fees, 401K contributions, and other compensation paid in common stock. 1996 has been restated to reflect FFO on the same basis. For purposes of determining cash available for distribution, however, stock based compensation will be added back as it remains available for distribution.

                                                                Three Months Ended                         Year to Date
                                                                 ------------------                         ------------
                                                                1997            1996                   1997              1996
                                                               Actual          Actual                 Actual            Actual
Cash Available for Distribution:
  Funds from Operations                                          7,426,359    4,299,376              7,426,359        4,299,376
   Plus:
    Straight-line rent leveling                                          0        7,032                      0            7,032
    Board fees and 401K contributions paid in RRC stock            171,271      109,129                171,271          109,129
    RRC Long-term Omnibus Plan stock compensation                  299,909      290,110                299,909          290,110
                                                                -----------  -----------            ----------         --------
                 Total stock based compensation                    471,180      406,271                471,180          406,271
                                                               -----------  -----------            ----------         --------
   Less:
    Leasing Commissions                                             52,734       60,655                 52,734           60,655
    Tenant Improvements                                             89,564       54,562                 89,564           54,562
    Building Improvements                                           93,760       30,162                 93,760           30,162
                                                                -----------  -----------              --------        ---------
                 Total capital expenditures                        236,058      145,379                236,058          145,379
                                                                -----------  -----------              --------        ---------
                 Cash Available for Distribution                 7,661,481    4,560,268              7,661,481        4,560,268
                                                               ===========  ===========            ==========        =========
Analysis of Capital Expenditures Incurred:
  Leasing Commissions Capitalized                                   71,706       96,268                 71,706           96,268
     less: revenue enhancing amounts                               (18,972)     (35,613)               (18,972)         (35,613)

Tenant Improvements                                               94,848      130,012                 94,848          130,012
     less: revenue enhancing amounts                                (5,284)     (75,450)                (5,284)         (75,450)

  Building Improvements                                            237,514       30,162                237,514           30,162
     less: amts identified at acquisition and reserved            (143,754)           0               (143,754)               0
                                                                 ----------    --------              ---------        ---------
                 Capital expenditures used for CAD                 236,058      145,379                236,058          145,379
                                                                 =========     ========               ========        =========

                          Regency Realty Corporation
                               Income Statements (continued)
                  For the Periods Ended March 31, 1997 and 1996


                                                                Three Months Ended                         Year to Date
                                                                 ------------------                         ------------
                                                                1997            1996                   1997              1996
                                                               Actual          Actual                 Actual            Actual


Common Share Data:
                 Common shares issued and outstanding           12,323,183    6,844,059             12,323,183        6,844,059
                 Common stock equivalents (CSE)  (b)             2,975,468    2,975,468              2,975,468        2,975,468
                 Convertible OP Units (CSE) (b)                  3,402,649            0              3,402,649                0
                 Common shares and CSE's                        18,701,300    9,819,527             18,701,300        9,819,527
                 Wtd average common shares & CSE's              15,216,986    9,766,149             15,216,986        9,766,149
Debt Service Coverage Ratio (interest & preferred dividends):
                 Based on FFO                                          2.7          2.9                    2.7              2.9
                 Based on CAD                                          2.8          3.0                    2.8              3.0
                 Based on EBITDA                                       2.7          3.0                    2.7              3.0

(b) Common stock equivalent (CSE) - the common shares that the Class B common stock and redeemable partnership units can be converted into are included in all per share calculations.

                               Regency Realty Corporation
                                      Balance Sheets
                          March 31, 1997 and December 31, 1996



                     Assets                      1997             1996
                     ------                      ----             ----

Real estate rental property, at cost         623,163,423      390,672,625
  Less:  accumulated depreciation             28,913,557       26,213,225
                                             ------------    ------------
     Real estate rental property, net        594,249,866      364,459,400

Construction in progress                      30,877,519        1,695,062
Investments in unconsolidated
 real estate partnerships                      1,788,919        1,035,107
                                             ------------    ------------
    Total investments in real estate, net    626,916,304      367,189,569

Cash & cash equivalents                       14,629,155        8,293,229
Tenant receivables, net of reserves            2,625,342        5,281,419
Deferred costs, net of amortization            4,094,833        3,961,439
Other assets                                   1,412,795        1,798,393
                                             ------------    ------------
                                             649,678,429      386,524,049
                                             ============    ============

Liabilities and Stockholders' Equity
Mortgage and other loans                     200,049,115       97,906,288
Acquisition and development line of credit   104,851,185       73,701,185
                                             ------------    ------------
                 Total Notes Payable         304,900,300      171,607,473
                                             ------------    ------------

Tenant security and escrow deposits            1,896,959        1,381,673
Accounts payable & other liabilities          12,779,833        6,300,640
                                             ------------    ------------
                 Total Liabilities           319,577,092      179,289,786
                                             ------------    ------------

Redeemable Partnership Units                  91,716,632          508,486
Non-redeemable minority interests              7,045,074                0
                                             ------------    ------------
                 Total Minority Interests     98,761,706          508,486
                                             ------------    ------------

              Stockholders' Equity
Common stock, $.01 par                           123,232          106,149
Class B Common stock, $.01 par                    25,000           25,000
Additional paid-in capital                   249,416,189      223,080,831
Distributions in excess of net income        (15,720,357)     (13,981,770)
Stock loans                                   (2,504,433)      (2,504,433)
                                             ------------    ------------
     Total Stockholders Equity               231,339,631      206,725,777
                                             ------------    ------------
                                             649,678,429      386,524,049
                                             ============    ============

Market Data
Closing common stock price per share             $26.750          $26.250
Stock Price High for the Year                    $28.000          $26.250
Stock Price Low for the Year                     $25.000          $15.875
Share Volume for the Year                        854,000        6,429,500
Common Shares Outstanding
 (excludes CSE's)                             12,323,183       10,614,905
Common share equivalents
 of Class B common (CSE)                       2,975,468        2,975,468
Redeemable O.P Units held
 by minority interests (CSE)                   3,402,649           28,848
Common Stockholders' Value                   500,259,775      357,504,551
Total Market Capitalization (TMC)            805,160,075      529,112,024
Debt to Total Market Capitalization                37.9%            32.4%

                           REGENCY REALTY CORPORATION
                      $132 MILLION STRATEGIC ALLIANCE WITH
                   SECURITY CAPITAL U.S. REALTY ("US Realty")

-------------------------------------------------------------------------------

The following summarizes the strategic alliance between the Company and US Realty, but is not intended to be a complete description of the terms of the various agreements.

Investment: Under the original agreement dated June 11, 1996, the Company will sell an aggregate of 7,499,400 shares of Common Stock to US Realty at a price of $17.625 per share for an aggregate purchase price of up to $132,176,925. Through March 31, 1997, the Company has sold 5,126,978 shares to US Realty for a total purchase price of $90,362,987. Not later than June 1, 1997 ("Subsequent Closing"), the Company may sell up to 2,372,422 shares for a total of $41,813,938. US Realty will have the right, exercisable on a one-time basis in June 1997, to purchase from the Company additional shares of Common Stock to the extent that the shares to be acquired at the Subsequent Closing have not yet been purchased. US Realty currently owns 41.6% of the Company's outstanding common stock.

Participation Rights: Security Capital has participation rights entitling it to purchase additional equity in the Company, at the same price as that offered to other purchasers, each time that the Company sells additional shares of capital stock or options or other rights to acquire capital stock, in order to preserve Security Capital's pro rata ownership of the Company. In connection with the Units and shares of Common Stock issued in exchange for Branch's assets on March 7, 1997 and the proposed issuance of additional Units in related transactions, Security Capital had the right to acquire up to 3,771,622 shares of Common Stock at a price of $22-1/8 per share. However, pursuant to Amendment No. 1 to its Stockholders Agreement with the Company, Security Capital has elected (i) to waive such rights with respect to all but 1,750,000 shares (or such lesser number, not less than 850,000 shares, as will not result in the Company ceasing to be a domestically controlled real estate investment trust), (ii) to initially defer its rights with respect to the 1,750,000 shares to no later than August 31, 1997, and (iii) to defer its rights with respect to any such shares, not to exceed 1,050,000 shares, that remain unpurchased on August 31, 1997 to no later than the first Earn-Out Closing, in order to permit Unit holders who are Non-U.S. Persons (as defined in the Company's Articles of Incorporation) to redeem their Units for Common Stock. Security Capital's participation rights (i) remain in effect, at $22-1/8 per share, with respect to Units and shares issued at the Earn-Out Closings, and (ii) also remain in effect, at a price equal to the then market price of the Common Stock, with respect to shares issued upon the redemption of Units for Common Stock provided that Security Capital did not exercise its participation rights at the time of issuance of such Units.

                           REGENCY REALTY CORPORATION
                        ACQUISITION OF BRANCH PROPERTIES


------------------------------------------------------------------------------


Acquisition General: On March 7, 1997, Regency Realty (the "Company") acquired, through a Regency Retail Partnership, L.P. (the "Partnership") of which a subsidiary of the Company is the sole general partner, substantially all the assets of Branch Properties, L.P. ("Branch"), a privately held real estate firm based in Atlanta, Georgia. The assets acquired from Branch include 26 shopping centers totaling approximately 2,496,921 SF of gross leasable area including 473,682 SF currently under development or redevelopment. The properties are located in Georgia, Florida, Tennessee, South Carolina, and North Carolina. The Partnership acquired (i) a 100% fee simple interest in 19 of these operating properties and (ii) partnership interests (ranging from 30% to 97%) in 4 partnerships with outside investors that own the remaining seven properties. Major anchor tenants in these properties, 17 of which are grocery-anchored, include Publix, Kroger and Harris Teeter. In addition, the Company through an affiliate, acquired Branch's third party development business, including build-to-suit projects, and third party management and leasing contracts for approximately 3.6 million square feet of shopping centers owned by third party investors.

Partnership Units Issued: The Partnership issued 3,373,801 units of limited partnership interest (the "Units") and the Company issued 155,797 shares of Common Stock in exchange for the assets acquired from Branch. Additional earn-out Units and shares may be issued, as further described below, subject to the satisfaction of certain performance conditions. The Units will be redeemable on a one-for-one basis in exchange for shares of Common Stock, subject to approval of the transaction by the Company's shareholders at the Company's 1997 annual meeting to be held in June. The Units will be considered to be common stock equivalents and be included in the calculation of earnings and funds from operations per share.

Earn-Out Units: Additional Units and shares of Common Stock may be issued on the fifteenth day after the first, second and third anniversaries of the closing (each an "Earn-Out Closing"), based on the performance of certain of the Partnership's properties (the "Property Earn-Out"), and additional shares of Common Stock may be issued at the first and second Earn-Out Closings based on revenues from the Third Party Business (the "Third Party Earn-Out" estimated to be approximately $750,000). The formula for the Property Earn-Out provides for calculating any increases in deemed value ("Increased Value") on a property-by-property basis, based on any increases in net operating income for certain properties in the Partnership's portfolio as of February 15 of the year of calculation. The Increased Value will be divided by the Unit Price to determine the number of additional Units and shares to be issued at the Earn-Out Closings. The Property Earn-Out is limited to $15,974,188 at the first Earn-Out Closing and $22,568,851 at all Earn-Out Closings (including the first Earn-Out Closing).

                           REGENCY REALTY CORPORATION
                          $50 MILLION PRIVATE PLACEMENT

------------------------------------------------------------------------------
------------------------------------------------------------------------------


Security Issued:        2,500,000  shares  of Class B Common  Stock at $20 per
                        share.

Issuance Date:          December 20, 1995

Dividend Rights:        Dividends  are  payable  when and if  declared  by the
                        Board of Directors pari passu with any dividend on the common stock of the corporation. Dividends are calculated on a calendar quarterly basis from the issuance date. Dividends do not accrue in arrears.

Voting Rights:          None except those issues specifically  involving Class
                        B holders.

Liquidation Preference: None.  Pari  passu  with  the  holders  of  record  of common stock.

Conversion Rights:      Convertible  into  2,975,468  shares of common  stock.
                        Holder shall have the right to begin converting on the third anniversary of the issuance date subject to certain limitations. Holder is limited to owning no more than 4.9% of the Company's outstanding common stock, or acquiring from conversion more than 495,911 shares (1/6 of the total) during any consecutive three month period. Such limitations may be exceeded if the holder exercises piggyback registration rights in connection with a public offering, or the holder arranges a sale in compliance with securities law which will not be effected on a securities exchange, quotation system, or over-the-counter market.

Financial Reporting:    The Class B Common Stock is considered to be
                        a common stock equivalent, and therefore all reported per share amounts in the Company's financial statements reflect the Class B Common Shares as if they had been converted to common stock.

                           REGENCY REALTY CORPORATION

                       PARKWAY OPERATING PARTNERSHIP UNITS
===============================================================================

===============================================================================


Security Issued:             28,848 Partnership Operating Units or $525,000
                             RRC Operating Partnership of Georgia, L.P.

Purpose: The OP Units were issued for the sole purpose of acquiring Parkway Station, a Kroger anchored shopping center located in Warner Robins, Georgia.

Issuance Date:               February 28, 1996 and July 1, 1996

Preferred Return:            None.  Distribution  per OP Unit is equal  to the
                             cash dividend per common shares declared by Regency on the same date as holders of record of common stock.

Conversion Rights:           Each OP Unit is  convertible  into 1 share of
                             common stock after the first anniversary of the issuance date.

                                      Regency Realty Corporation
                                  Unconsolidated Real Estate Investments
                                               March 31, 1997


                                                                                                  RRC
                                        Total        Principal      Total           Total       Ownership   RRC Investment Balance
Property Name           Location         GLA          Tenants       Assets        Debt (1)      Interest    03-31-97    12-31-96


Village Commons     Tallahassee, FL    233,580      Wal-Mart       $8,373,976    $5,130,156      10.00%     $318,592     $314,433
                                                   Stein Mart

Ocean East (2)         Stuart, FL      113,363     Stuart Fine      5,092,029     2,150,435      25.00%      725,197      720,674
                                                      Foods
                                                 Walgreen's (3)

Roswell Village       Atlanta, GA      147,555       Publix         8,869,678     5,757,778      30.00%      745,130            -
                                                  Eckerd Drugs


                                    -----------                   -----------   -----------                ----------  ----------
                                       494,498                    $22,335,683   $13,038,369                $1,788,919  $1,035,107
                                    ===========                   ===========   ===========                ==========  ==========




(1)  See summary of outstanding debt for specific information regarding debt terms
(2)  Property acquired in 1996 and in process of redevelopment - see Acquisitions and Development Summary
(3)  Walgreen's to be replaced by Martin Memorial as part of the redevelopment plan

                            Regency Realty Corporation
                           Summary of Outstanding Debt

                                 Lender                                      Rate          Maturity       03-31-97        12-31-96

Fixed Rate Loans:
   Metropolitan Life - Parkway Station                                       8.280%        08-01-97        3,767,489      3,801,821
   State Mutual - Dunwoody Village                                           9.750%        01-01-98        5,933,936              0
   State Mutual - Ensley Square                                              9.750%        01-01-98        1,489,212              0
   Wachovia Bank of Georgia - Dunwoody Hall                                  6.681%        11-01-98        3,500,000              0
   Wachovia Bank of Georgia - Town Square                                    7.580%        11-01-98        1,250,000              0
   Wachovia Bank of Georgia - Trowbridge Crossing                            7.580%        11-01-98        1,650,000              0
   American United Life - Berkshire Commons                                  9.800%        02-01-99        7,974,525      8,000,421
   Wachovia Bank of Georgia - Regency Court                                  7.125%        06-01-00        5,100,000              0
   Securitized Loan - Banker's Trust                                         6.720%        11-05-00       51,000,000     51,000,000
   Principal Mutual Life Insurance Co. - Briarcliff LaVista                  7.570%        12-01-00        1,680,492              0
   Principal Mutual Life Insurance Co. - Cromwell Square                     7.570%        12-01-00        4,550,889              0
   Wachovia Bank of Georgia - Carriage Gate                                  7.600%        06-28-01        2,416,822      2,429,176
   Wachovia Bank of Georgia - Newberry Square                                7.600%        06-28-01        6,767,101      6,801,694
   Fortis Benefits Insurance - Aventura                                      9.500%        03-01-02        8,796,847      8,823,403
   Wachovia Bank of Georgia - The Marketplace                                7.600%        04-01-02        2,320,757      2,331,091
   Wachovia Bank of Georgia - Peachland Promenade                            7.600%        06-01-02        4,349,357      4,370,784
   Wachovia Bank of Georgia - Russell Ridge                                  8.010%        08-17-02        6,501,430      6,532,665
   Nationwide Life Insurance Company - Glenwood Village                      8.625%        06-01-03        2,353,715              0
   Prudential Insurance Company of America - Braelin Village                 7.840%        09-01-05       12,582,132              0
   Allstate Insurance Company of America - Memorial Bend                     7.920%        10-01-05        8,723,334              0
   Principal Mutual Life Insurance Co. - Briarcliff Village                  7.040%        02-01-06       13,549,951              0
   Allstate Insurance Company of America - Ashford Place                     8.950%        08-01-09        4,808,814              0
   Principal Mutual Life Insurance Co. - Cumming 400                         7.970%        12-01-10        6,534,857              0
   Principal Mutual Life Insurance Co. - Powers Ferry Village                7.970%        12-01-10        2,970,390              0
   AH (Michigan) Life Insurance Co. - Mt. Zion CVS                           7.900%        01-01-12        1,153,214              0
                                                                                                         -----------     ----------
                                                                                                         171,725,264     94,091,055
                                                                                                         -----------     ----------
Variable Rate Loans:
   Sun Bank of North Florida - Paragon Building                          5yr T + 2.00%     03-01-97                0      2,296,902
   Mellon Bank - Wade Green CVS                                          Libor + 2.00%     06-01-97        1,246,501              0
   Mellon Bank - Crabapple CVS                                           Libor + 2.00%     08-01-97        1,466,194              0
   Mellon Bank - Cooper Lake CVS                                         Libor + 2.00%     11-01-97          604,351              0
   Mellon Bank - Jiles Road CVS                                          Libor + 2.00%     11-01-97          449,690              0
   Wachovia Bank - Construction loans                                     Prime + 1/4      03-28-98          852,618      1,518,331
   AmSouth - Marketplace Center                                          Libor + 1.50%     08-01-98        2,587,472              0
   Wachovia Bank of Georgia - Town Square                                    7.094%        11-01-98          275,500              0
   Wachovia Bank of Georgia - Buckhead Court                                 7.094%        11-01-98        3,210,930              0
   Wachovia Bank of Georgia - Loehmann's Plaza                               6.930%        11-01-98       10,000,000              0
   Wachovia Bank of Georgia - Paces Ferry Plaza                              7.094%        11-01-98        5,065,000              0
   Wachovia Bank of Georgia - Sandy Springs Village                          7.094%        11-01-98        1,592,011              0
   Wachovia Bank of Georgia - Trowbridge Crossing                            7.094%        12-01-98          150,000              0
   Wells Fargo Realty Advisors Funding, Incorporated                     Libor + 1.625%    05-23-00      104,851,185     73,701,185
   Wachovia Bank of Georgia - Regency Court                                  7.094%        06-01-00          632,000              0
   AmSouth Bank of Alabama - Fieldstone                                  Libor + 1.50%     12-01-01          191,584              0
                                                                                                         -----------    -----------
                                                                                                         133,175,036     77,516,418
                                                                                                         -----------    -----------
                                                                                                         304,900,300    171,607,473
                                                                                                         ===========    ===========

Percentage of Total Debt:
  Fixed                                              56.32%        54.83%
  Variable                                           43.68%        45.17%

Weighted Average Interest Rate:
  Fixed                                               7.70%         7.58%
  Variable                                            7.41%         7.47%
                                                  ---------      ---------
     Total                                            7.59%         7.54%
                                                  =========      =========

                           Regency Realty Corporation
                           Summary of Outstanding Debt (continued)


                                    Scheduled           Term
Schedule of Maturities by Year:    Amortization      Maturities        Total
                                   ------------      ----------        -----
   1997                              1,465,323        4,841,480       6,306,803
   1998                              1,584,322       71,660,016      73,244,338
   1999                              1,580,414       58,133,542      59,713,955
   2000                              1,692,363       48,505,810      50,198,173
   2001                              1,608,144       20,707,937      22,316,081
   2002                              1,252,183       16,746,165      17,998,348
   2003                              1,020,672        4,206,042       5,226,714
   2004                              1,046,884                0       1,046,884
   2005                                987,453        2,628,495       3,615,948
   2006                                389,850        6,963,070       7,352,920
   >10 years                         1,533,096       56,347,039      57,880,135
                                    ----------      -----------     -----------
                                    14,160,704      290,739,596     304,900,300
                                    ==========      ===========     ===========


                                                   RRC                                         RRC's Share
                                                Ownership         Rate         Maturity     03-31-97   12-31-96
Unconsolidated Partnership Loans:
  Wachovia Bank of Georgia - Village Commons       10%             7.99%       10-09-01     513,016     516,508
  Wachovia Bank of Georgia - Ocean East            25%       Libor + 1.85%     11-25-03     537,609     414,596
  State Mutual - Roswell Village                   30%            9.750%       01-01-98   1,727,333           -


(1) The revolving line is interest only for two years, and if then terminated, becomes a 2 year term loan n maturing in May, 2000 with principal due in seven equal quarterly installments. The borrower may request a one year extension of the interest only revolving period annually, in May of each year beginning in May 1997.

Regency Realty
Real Estate Status Report
March-97
--------------------------------------------------------------------------------

                                                  Owned      Total Company Owned GLA                       Percent Leased
                                                 Interest        Operating GLA            New Dvlpmnt          Actual
Property Name              State       City               12/31/96    97 Acq    Current   Not in GLA      12/31/96     Current
-------------------------------------------------------------------------------------------------------------------------------

Bonner's Point               AL     Roanoke                87,280          0     87,280           0          100.0%       98.6%
Country Club                 AL     Montgomery             67,622          0     67,622           0          100.0%      100.0%
The Marketplace              AL     Alexander City        162,723          0    162,723           0          100.0%      100.0%
Village In Trussville        AL     Birmingham             69,300          0     69,300           0           97.8%       97.8%
West County Marketplace      AL     Birmingham            129,155          0    129,155           0          100.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------
Anastasia Shopping Plaza     FL     St. Augustine         102,342          0    102,342           0           95.5%       98.2%
Aventura                     FL     Miami                 102,876          0    102,876           0           81.1%       81.1%
Berkshire Commons            FL     Naples                106,434          0    106,434           0           98.8%       98.8%
Bolton Plaza                 FL     Jacksonville          172,938          0    172,938           0           98.4%       97.9%
Carriage Gate                FL     Tallahassee            76,833          0     76,833           0           93.2%       90.6%
-------------------------------------------------------------------------------------------------------------------------------
Chasewood Plaza              FL     Jupiter               141,034          0    141,034           0           95.0%       93.2%
Chasewood Storage            FL     Jupiter                42,810          0     42,810           0           99.9%       99.9%
Courtyard                    FL     Jacksonville           67,794          0     67,794           0           95.5%       95.5%
Ensley Square                FL     Pensacola      50.01%       0     62,361     62,361           0            0.0%       97.1%
Mariner's Village            FL     Orlando                     0    117,665    117,665           0            0.0%       95.8%
-------------------------------------------------------------------------------------------------------------------------------
Market Place - St. PetersburgFL     St. Petersburg         90,296          0     90,296           0           98.1%       98.1%
Martin Downs Shoppes         FL     Stuart                 48,932          0     48,932           0           67.4%       68.9%
Martin Downs Town Center     FL     Stuart                 64,546          0     64,546           0          100.0%      100.0%
Martin Downs Village Center  FL     Stuart                121,998          0    121,998           0           93.4%       92.9%
Millhopper                   FL     Gainesville            84,444          0     84,444           0           99.4%       99.4%
-------------------------------------------------------------------------------------------------------------------------------
Newberry Square              FL     Gainesville           181,006          0    181,006           0           98.0%       96.8%
North Miami Shopping Center  FL     Miami                  42,500          0     42,500           0          100.0%      100.0%
Ocean Breeze                 FL     Stuart                111,551          0    111,551           0           94.6%       95.3%
Ocean East Mall              FL     Stuart         25.00% 112,543          0    112,543           0           86.8%       86.8%
Old St. Augustine Plaza      FL     Jacksonville          170,220          0    170,220           0           97.5%       97.5%
-------------------------------------------------------------------------------------------------------------------------------
Palm Harbor                  FL    Palm Coast             168,448          0    168,448           0           99.6%       99.6%
Palm Trails                  FL    Deerfield Bch                0          0          0      76,067            0.0%        0.0%
Peachland Promenade          FL    Port Charlotte          82,082          0     82,082           0           96.9%       96.9%
Regency Court                FL    Jacksonville                 0    218,665    218,665           0            0.0%       96.7%
Regency Square at Brandon    FL    Tampa                  341,751          0    341,751           0           93.8%       93.5%
-------------------------------------------------------------------------------------------------------------------------------
Seven Springs                FL    Tampa                  162,580          0    162,580           0           97.0%       96.1%
South Monroe Commons         FL    Tallahassee                  0          0          0      80,214            0.0%        0.0%
Tequesta Shoppes             FL    Tequesta               109,766          0    109,766           0           97.0%       97.0%
Terrace Walk                 FL    Tampa                   50,926          0     50,926           0           88.0%       85.3%
Town Square                  FL    Tampa                        0     42,969     42,969           0            0.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------
University Collections       FL    Tampa                  106,627          0    106,627           0           97.6%      100.0%
University Market Place      FL    Ft. Lauderdale         124,101          0    124,101           0           93.1%       94.2%
Village Center               FL    Tampa                  181,096          0    181,096           0           97.4%       99.7%
Village Commons              FL    Tallahassee     10.00% 105,827          0    105,827           0           91.3%       91.3%
Welleby                      FL    F. Lauderdale          109,949          0    109,949           0           92.3%       92.3%
-------------------------------------------------------------------------------------------------------------------------------
Wellington Market Place      FL      W. Palm Beach        178,555          0    178,555           0           94.4%       93.7%
Wellington Town Square       FL      W. Palm Beach        105,150          0    105,150           0           94.4%       95.6%
Fairway Executive Center     FLO     Ft. Lauderdale        33,135          0     33,135           0           83.8%       83.8%
Paragon Cable Building       FLO     Tampa                 40,298          0     40,298           0          100.0%      100.0%
Quadrant Phase I             FLO     Jacksonville          93,827          0     93,827           0           95.0%       95.5%
-------------------------------------------------------------------------------------------------------------------------------
Quadrant Phase II            FLO     Jacksonville          94,675          0     94,675           0           97.9%       96.4%
Westland One                 FLO     Jacksonville          36,304          0     36,304           0           89.9%      100.0%
Ashford Place                GA      Atlanta                    0     53,345     53,345           0            0.0%       96.5%
Braelin Village              GA      Atlanta       55.00%       0    225,922    225,922           0            0.0%       97.1%
Briarcliff LaVista           GA      Atlanta                    0     39,201     39,201           0            0.0%      100.0%

-------------------------------------------------------------------------------------------------------------------------------

Regency Realty
Real Estate Status Report (continued)
March-97
--------------------------------------------------------------------------------

                                                  Owned      Total Company Owned GLA                       Percent Leased
                                                 Interest        Operating GLA            New Dvlpmnt          Actual
Property Name              State       City               12/31/96    97 Acq    Current   Not in GLA      12/31/96     Current
-------------------------------------------------------------------------------------------------------------------------------
Briarcliff Village           GA      Atlanta                    0    192,660    192,660           0            0.0%      100.0%
Buckhead Court               GA      Atlanta                    0     55,227     55,227           0            0.0%      100.0%
Cambridge Square             GA      Atlanta               68,725          0     68,725           0           91.4%       85.9%
Cromwell Square              GA      Atlanta                    0     81,826     81,826           0            0.0%      100.0%
Cumming 400                  GA      Atlanta                    0    126,899    126,899           0            0.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------
Dunwoody Hall                GA      Atlanta                    0     79,974     79,974           0            0.0%       95.7%
Dunwoody Village             GA      Atlanta       50.01%       0    114,657    114,657           0            0.0%       98.3%
LaGrange Marketplace         GA      LaGrange              76,327          0     76,327           0           93.7%       98.4%
Loehmann's Plaza             GA      Atlanta                    0    137,635    137,635           0            0.0%       86.9%
Memorial Bend                GA      Atlanta                    0    177,270    177,270           0            0.0%       97.6%
-------------------------------------------------------------------------------------------------------------------------------
Orchard Square               GA      Atlanta               85,940          0     85,940           0           91.2%       91.2%
Paces Ferry Plaza            GA      Atlanta                    0     61,693     61,693           0            0.0%       88.7%
Parkway Station              GA      Warner Robins         94,290          0     94,290           0           94.3%       94.3%
Powers Ferry Square          GA      Atlanta                    0     97,809     97,809           0            0.0%      100.0%
Powers Ferry Village         GA      Atlanta                    0     78,895     78,895           0            0.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------

Regency Realty
Real Estate Status Report
March-97
--------------------------------------------------------------------------------

                                                  Owned      Total Company Owned GLA                       Percent Leased
                                                 Interest        Operating GLA            New Dvlpmnt          Actual
Property Name              State       City                 12/31/96    97 Acq    Current   Not in GLA      12/31/96     Current
-------------------------------------------------------------------------------------------------------------------------------
Roswell Village              GA      Atlanta     30.00%           0    147,555    147,555           0            0.0%       93.2%
Russell Ridge                GA      Atlanta                 98,556          0     98,556           0          100.0%      100.0%
Sandy Plains Village         GA      Atlanta                168,513          0    168,513           0           80.6%       80.6%
Sandy Springs                GA      Atlanta                      0     76,625     76,625           0            0.0%       86.7%
Trowbridge Crossing          GA      Atlanta     55.00%           0     62,761     62,761           0            0.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------
Columbia Marketplace         MS      Columbia               136,002          0    136,002           0          100.0%       98.8%
Lucedale Marketplace         MS      Lucedale                49,059          0     49,059           0          100.0%      100.0%
Carmel Commons               NC     Charlotte                     0    132,647    132,647           0            0.0%       97.1%
City View                    NC     Charlotte                77,550          0     77,550           0           98.5%       98.5%
Glenwood Village             NC      Raleigh                      0     42,864     42,864           0            0.0%      100.0%
-------------------------------------------------------------------------------------------------------------------------------
Oakley Plaza                 NC     Ashveville                    0    118,727    118,727           0            0.0%      100.0%
Union Square                 NC       Monroe                 97,191          0     97,191           0           98.8%       98.8%
Woodcroft                    NC       Durham                 85,353          0     85,353           0           98.6%       98.6%
Lady's Island                SC     Charleston                    0          0          0      37,888            0.0%        0.0%
Merchants Village            SC     Charleston                    0     79,743     79,743           0            0.0%       78.6%
-------------------------------------------------------------------------------------------------------------------------------
Harpeth Village              TN     Nashville    92.98%           0          0          0      69,110            0.0%        0.0%
Marketplace (Murph)          TN     Nashville    66.67%           0     23,500     23,500           0            0.0%      100.0%
Peartree Village             TN     Nashville                     0    109,867    109,867           0            0.0%       98.2%

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Percent Leased
                                                              Operating GLA                New Dvlpmnt            Actual
                            State        # of Properties   12/31/96    97 Acq    Current   Not in GLA      12/31/96     Current



Totals by Property Type:
  Retail Shopping Centers    -                77          5,221,541  2,758,962  7,980,503     263,279           95.3%       95.6%
         Retail % to total                                       95%                   96%
  Suburban Office Buildings  -                 4            298,239          0    298,239           0           94.7%       95.7%
         Office % to total                                        5%                    4%
                           ----------------------------------------------------------------------------------------------------
  Total                      -                81          5,519,780  2,758,962  8,278,742     263,279           95.2%       95.6%

  Grocery Centers Only       -                61          4,259,526  1,895,210  6,154,736     263,279           95.8%       96.1%
       Grocery % to Retail                                       82%                   77%

-------------------------------------------------------------------------------------------------------------------------------
Totals by State:
  Florida Retail             FL               36          3,667,955    441,660  4,109,615     156,281           94.9%       95.1%
             FL % to total                                       66%                   50%
  Georgia Retail             GA               23            592,351  1,809,954  2,402,305           0           90.5%       95.0%
            GA %  to total                                       11%                   29%
  North Carolina Retail      NC                6            260,094    294,238    554,332           0           98.6%       98.6%
            NC %  to total                                        5%                    7%
  South Carolina Retail      SC                2                  0     79,743     79,743      37,888            0.0%       78.6%
            SC %  to total                                        0%                    1%
                           ----------------------------------------------------------------------------------------------------
  Tennessee Retail           TN                3                  0    133,367    133,367      69,110            0.0%       98.5%
            TN %  to total                                        0%                    2%
  Alabama Retail             AL                5            516,080          0    516,080           0           99.7%       99.5%
             AL % to total                                        9%                    6%
  Mississippi Retail         MS                2            185,061          0    185,061           0          100.0%       99.1%
             MS % to total                                        3%                    2%

  Florida Suburban Office    FLO               4            298,239          0    298,239           0           94.7%       95.7%
         Office % to total                                        5%                    4%

------------------------------------------------------------------------------------------------------------------


Regency Realty
Real Estate Status Report
March-97

                                               Grocery                                                           Tenant     Tenant
        Property Name                           Anchor     Grocery                                               Owned      Owned
                                 State           GLA       Anchor        All Other Principal Tenants             GLA (a)     Name
--------------------------------------------------------------------------------

Bonner's Point                     AL              34,700 Winn-Dixie   Wal-Mart                                      0
Country Club                       AL              35,922 Winn-Dixie   Harco Drugs                                   0
The Marketplace                    AL              47,668 Winn-Dixie   Wal-Mart (c), Beall's, Cato                   0
Village In Trussville              AL              38,380  Bruno's     Big B Drugs, Movie Gallery                    0
West County Marketplace            AL              42,848 Food World   Wal-Mart, Eckerd Drugs                   42,848    Food World
-----------------------------------------------------------------------------------------------------------------------------------
Anastasia Shopping Plaza           FL              48,555   Publix                                                   0
Aventura                           FL              35,908   Publix     Eckerd Drugs, Safra Bank, Chase Federal       0
Berkshire Commons                  FL              65,537   Publix     Walgreen's                                    0
Bolton Plaza                       FL                   0              Wal-Mart, Blockbuster, Cato                   0
Carriage Gate                      FL                   0              TJX, Discovery Zone                           0
-----------------------------------------------------------------------------------------------------------------------------------
Chasewood Plaza                    FL              39,795   Publix     Walgreen's, Barnett Bank, Ben Franklin        0
Chasewood Storage                  FL                   0                                                            0
Courtyard                          FL              66,446 Albertsons   Luria's                                  66,446    Albertsons
Ensley Square                      FL              47,786 Delchamps                                                  0
Mariner's Village                  FL              45,500 Winn-Dixie   Walgreens, Blockbuster                        0
-----------------------------------------------------------------------------------------------------------------------------------
Market Place - St. Petersburg      FL              36,464   Publix     Eckerd Drugs                                  0
Martin Downs Shoppes               FL                   0              1st Bank of Indiantown                        0
Martin Downs Town Center           FL              56,146   Publix                                                   0
Martin Downs Village Center        FL                   0              Coastal Care, Walgreen's, Barnett Bank        0
Millhopper                         FL              37,244   Publix     Eckerd Drugs, Clothworld                      0
------------------------------------------------------------------------------------------------------------------------------------
Newberry Square                    FL              39,795   Publix     Kmart, Jo-Ann Fabrics, Cato, Dockside         0
North Miami Shopping Center        FL              32,000   Publix     Eckerd Drugs                                  0
Ocean Breeze                       FL              36,464   Publix     Walgreen's, Barnett Bank, Coastal Care        0
Ocean East Mall                    FL              38,100 Stuart Food  Coastal Care                                  0
Old St. Augustine Plaza            FL              42,112   Publix     Eckerd Drugs, Waccamaw                        0
-----------------------------------------------------------------------------------------------------------------------------------
Palm Harbor                        FL              45,254   Publix     Eckerd, Bealls, Blockbuster                   0
Palm Trails                        FL              59,562 Winn-Dixie                                                 0
Peachland Promenade                FL              48,890   Publix     Ace Hardware                                  0
Regency Court                      FL                   0              CompUSA, Office Depot, Sports Authority       0
Regency Square at Brandon          FL                   0              Mrshlls, JoAnn, AMC, Stpls, Mchls, TJX,       0
                                                                       Luria, S&K
-----------------------------------------------------------------------------------------------------------------------------------
Seven Springs                      FL              35,000 Winn-Dixie   Kmart                                         0
South Monroe Commons               FL              48,466 Winn-Dixie   Eckerd, Blockbuster                           0
Tequesta Shoppes                   FL              39,795   Publix     Walgreen's                                    0
Terrace Walk                       FL                   0              Luria's (c)                                   0
Town Square                        FL              14,074 Kash'N Karry Rite Aid                                      0
------------------------------------------------------------------------------------------------------------------------------------
University Collections             FL              40,143 Kash'N Karry Eckerd Drug, Jo Ann, Dockside,
                                                                       Fuddruckers, Chilis                      40,143  Kash N'Karry
University Market Place            FL              63,139 Albertsons   Petsmart, Linens Supermarket, Squiggles
                                                                       & Giggles                                63,139  Albertsons
Village Center                     FL              36,434   Publix     Walgreens, Stein Mart, Cato, Dockside         0
Village Commons                    FL                   0              Wal-Mart (a) , Steinmart, Shoe Station
                                                                       Ben Franklin                            127,753  Wal-Mart
Welleby                            FL              46,779   Publix     Walgreens                                     0
------------------------------------------------------------------------------------------------------------------------------------
Wellington Market Place            FL              46,475 Winn-Dixie   Walgreens, United Artists                     0
Wellington Town Square             FL              36,464   Publix     Eckerd Drug                                   0
Fairway Executive Center          FLO                   0              Tarmac of Florida (b)                         0
Paragon Cable Building            FLO                   0              Paragon Cable (b)                             0
Quadrant Phase I                  FLO                   0              RS&H, AT&T, Caterpillar (b)                   0
-----------------------------------------------------------------------------------------------------------------------------------
Quadrant Phase II                 FLO                   0              TSS, GTE, Xerox, AmSouth (b)                  0
Westland One                      FLO                   0              Logistics Services (b)                        0
Ashford Place                      GA                   0              Barnes Noble, Gradys, Chili's,
                                                                       Macaroni Grill                                0
Braelin Village                    GA              63,986   Kroger     K-Mart, Blockbuster                           0
Briarcliff LaVista                 GA                   0              Drug Emporium                                 0

Regency Realty
Real Estate Status Report (continued)
March-97
--------------------------------------------------------------------------------

                                               Grocery                                                           Tenant     Tenant
        Property Name                           Anchor     Grocery                                               Owned      Owned
                                 State           GLA       Anchor        All Other Principal Tenants             GLA (a)     Name
--------------------------------------------------------------------------------
Briarcliff Village                 GA                   0              Uptons, TJ Max, Office Depot,Clothworld
                                                                       Ace Hardware                                  0
Buckhead Court                     GA                   0              Outback Steakhouse, Sizzler                   0
Cambridge Square                   GA              32,000 Winn-Dixie   Big B Drugs                                   0
Cromwell Square                    GA                   0              Haverty's Furniture, Big B, Hancock
                                                                       Fabrics                                       0
Cumming 400                        GA              56,146   Publix     Big Lots                                      0
-----------------------------------------------------------------------------------------------------------------------------------
Dunwoody Hall                      GA              34,632    A&P       Eckerds                                       0
Dunwoody Village                   GA              26,950  Bruno's                                                   0
LaGrange Marketplace               GA              46,733 Winn-Dixie   Eckerd Drugs                                  0
Loehmann's Plaza                   GA                   0              Loehmann's, Eckerd, PruCare, Grady's          0
Memorial Bend                      GA              56,146   Publix     TJ Maxx, Linen Supermarket, Blockbuster       0
-----------------------------------------------------------------------------------------------------------------------------------
Orchard Square                     GA              36,990    A&P       Big B Drugs                                   0
Paces Ferry Plaza                  GA                   0              Houstons, Blue Ridge Grill                    0
Parkway Station                    GA              42,130   Kroger                                                   0
Powers Ferry Square                GA               7,216  Harry's     Drugs for Less                                0
Powers Ferry Village               GA              47,955   Publix     Big B                                         0
-----------------------------------------------------------------------------------------------------------------------------------

Regency Realty
Real Estate Status Report
March-97
--------------------------------------------------------------------------------

                                               Grocery                                                           Tenant     Tenant
        Property Name                           Anchor     Grocery                                               Owned      Owned
                                 State           GLA       Anchor        All Other Principal Tenants             GLA (a)     Name
--------------------------------------------------------------------------------
Roswell Village                    GA              37,888   Publix       Eckerd, Blockbuster, Ace Hardware              0
Russell Ridge                      GA              63,296   Kroger       Blockbuster                                    0
Sandy Plains Village               GA              60,009   Kroger       Revco, Blockbuster, Ace Hardware               0
Sandy Springs                      GA              61,035   Kroger       Blockbuster                                    0
Trowbridge Crossing                GA              37,888   Publix       Land lease after Drug Emporium Demolished      0
-------------------------------------------   ---------------------------------------------------------------------------------
Columbia Marketplace               MS              41,895 Winn-Dixie     Wal-Mart, Cato                                 0
Lucedale Marketplace               MS              35,059 Delchamps      Wal-Mart (a)                              54,962  Wal-Mart
Carmel Commons                     NC              14,300 Fresh Market   Piece Goods, Eckerd, Blockbuster               0
City View                          NC              44,000 Winn-Dixie     Revco, Public Library                          0
Glenwood Village                   NC              27,764 Harris Teeter                                                 0
-------------------------------------------   ---------------------------------------------------------------------------------
Oakley Plaza                       NC              42,317   Bi-Lo        Baby Superstore, Revco, Western Auto           0
Union Square                       NC              33,000 Harris Teeter  Revco, Consolidated Theatres, Blockbuster      0
Woodcroft                          NC              26,752 Food Lion      Kerr Drugs                                     0
Lady's Island                      SC              37,888   Publix                                                      0
Merchants Village                  SC              37,888   Publix                                                      0
-------------------------------------------   ---------------------------------------------------------------------------------
Harpeth Village                    TN              54,510  Bruno's                                                      0
Marketplace (Murph)                TN                   0                Office Max                                     0
Peartree Village                   TN              65,538 Harris Teeter  Office Max, Eckerd, Hollywood Video            0

-------------------------------------------   ---------------------------------------------------------------------------------
Totals by Property Type:
  Retail Shopping Centers          -               -          -                        "                          395,291     -
            Retail % to total
  Suburban Office Buildings        -               -          -                        "                                0     -
            Office % to total
                              -------------   ---------------------------------------------------------------------------------
  Total                            -               -          -                        "                          395,291     -

  Grocery Centers Only             -            2,599,756         61                   "                          267,538     -
          Grocery % to Retail                                                                                                 -

-------------------------------------------   ---------------------------------------------------------------------------------
Totals by State:
  Florida Retail                   FL           1,228,327         28                   "                          297,481     -
                FL % to total                          47%
  Georgia Retail                   GA             711,000         16                   "                                0     -
               GA %  to total                          27%
  North Carolina Retail            NC             188,133          6                   "                                0     -
               NC %  to total                           7%
  South Carolina Retail            SC              75,776          2                   "                                0     -
               SC %  to total                           3%
                              -------------   ---------------------------------------------------------------------------------
  Tennessee Retail                 TN             120,048          2                   "                                0     -
               TN %  to total                           5%
  Alabama Retail                   AL             199,518          5                   "                           42,848     -
                AL % to total                           8%
  Mississippi Retail               MS              76,954          2                   "                           54,962     -
                MS % to total                           3%

  Florida Suburban Office         FLO              -          -                        "                                -     -
            Office % to total

-------------------------------------------   ---------------------------------------------------------------------------------

                          Regency Realty Corporation
        Summary of Principal Tenant Rents > 1% of Annualized Total Rent
                    Including Properties Under Development
                                31-Mar-97

                                                  % to Company        # of
     Tenant               SF          Total Rent   Total Rent        Stores
     ------               --          ----------   ----------        ------
Publix                 1,035,435       8,053,865      9.76%            24
Winn Dixie               517,921       3,649,519      4.42%            12
Kroger                   290,456       2,623,016      3.18%            5
Wal-Mart                 393,487       1,920,758      2.33%            5
Walgreens                119,640       1,677,928      2.03%            9
Harris Teeter            126,302       1,491,415      1.81%            3
Eckerd                   167,852       1,612,417      1.95%            17
K-Mart                   254,785       1,428,785      1.73%            3
Blockbuster               87,163       1,247,399      1.51%            13
AMC Theater               72,616       1,095,617      1.33%            1
Brunos                   119,840       1,039,013      1.26%            3


Total rent includes base rent, estimated percentage rent, and recoveries for CAM, real estate taxes, and insurance.

                           Regency Realty Corporation
                            Tenant Lease Expirations


The following table sets forth, for all leases in place as of March 31, 1997, a schedule of the lease expirations for the next ten years, assuming that no tenants exercise renewal options:

                              Percent of      Future
                                Total         Minimum
    Lease                      Company      Rent Under     Percent of
 Expiration      Expiring       Square       Expiring         Total
    Year           GLA         Footage        Leases        Rent (2)
    ----           ---         -------        ------        --------

     (1)          79,016          1.0%       $700,247          0.9%
    1997         606,908          7.3%      6,854,043          9.3%
    1998         917,672         11.1%      9,715,540         13.1%
    1999         799,903          9.7%      9,141,576         12.4%
    2000         513,608          6.2%      6,398,356          8.6%
    2001         582,264          7.0%      6,902,955          9.3%
    2002         538,640          6.5%      4,504,427          6.1%
    2003         284,330          3.4%      2,310,131          3.1%
    2004         188,045          2.3%      1,786,843          2.4%
    2005         243,014          2.9%      2,287,977          3.1%
    2006         412,136          5.0%      3,720,969          5.0%
              ----------------------------------------------------------
 10 Yr Total   5,165,536         62.4%    54,323,064          73.4%
              ----------------------------------------------------------

--------------
(1) leases currently under month to month lease or in process of renewal (2) Total rent includes current minimum rent and future contractual rent steps for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

                                 Regency Realty Corporation
                      1997 Shopping Center Acquisitions and Developments


I.  1997 Acquisitions
  (excludes operating properties acquired as part of the Branch Transaction)

                                                                        Occupancy
     Date                                                       Year       at        Completed    NOI
    Acquired      Property Name       City/State       GLA      Built  Acquisition      Cost      Yield     Anchor Tenants
    --------      -------------       ----------       ---      -----  -----------      ----      -----     --------------



    03-14-97     Oakley Plaza      Asheville, N.C.    118,727   1988     100.0%      $8,201,000    10.4%    BI-LO, Baby Superstore
                                                                                                            Western Auto, Revco

    03-25-97     Mariners Village  Orlando, FL        117,665   1986      95.8%      $7,607,350    10.3%    Winn Dixie, Walgreens
                                                                                                            Blockbuster Video

    03-28-97     Carmel Commons    Charlotte, N.C.    132,647   1979      97.1%     $11,801,150     9.8%    Piece Goods,
                                                                                                            The Fresh Market
                                                                                                            Eckerds, Blockbuster
                                                                                                            Video

                                                    ---------                       -----------    -----
                                                      369,039                       $27,609,500    10.1%
                                                    =========                       ===========    =====

II.  1997 New Developments or Redevelopments ("R")

                                                                       Estimated              Estimated  Estimated
      Date                                                  GLA at     Completion    Current   Completed  Stabilized  Anchor Tenants
    Acquired  Property Name           City/State           Completion      Date      Prelease     Cost     Yield     At Completion
    --------  -------------           ----------           ----------      ----      --------     ----     -----     -------------

    01-16-97  Palm Trails             Deerfield Beach, FL    76,067       Feb-98        78.3%  $6,681,272    10.6%   Winn-Dixie

    1-17-97   Weems Road              Tallahassee, FL        48,400       Mar-98       100.0%  $4,360,686     9.3%   Winn-Dixie
                                                                                                                     (stand alone)

    03-07-97  Merchant's Village (R)  Charleston, SC         79,743       Feb-98        78.6%  $7,299,290    10.3%   Publix

    03-07-97  Harpeth Village         Nashville, TN          69,110       Jan-98        78.9%  $8,699,101     9.7%   Bruno's

    03-07-97  Lady's Island           Charleston, SC         37,888       Feb-98       100.0%  $3,360,726    11.2%   Publix
                                                                                                                     (stand alone)

                                                            -------                           -----------    -----
                                                            311,208                           $30,401,075    10.2%
                                                            =======                           ===========    =====

III.  Developments or Redevelopments ("R") Continuing from 1996

                                                                     Estimated           Estimated  Estimated
      Date                                              GLA at     Completion  Current   Completed  Stabilized   Anchor Tenants
    Acquired     Property Name           City/State    Completion      Date    Prelease     Cost     Yield       At Completion
    --------     -------------           ----------    ----------      ----    --------     ----     -----       -------------

    01-31-96     Ocean East Mall (R)    Stuart, FL        112,543    Oct-1997    86.8%  $8,842,600    12.1%    Stuart Fine Foods,
                                                                                                                 Coastal Care

    03-21-96     South Monroe Commons   Tallahassee, FL    80,214    Jan-1998    82.0%  $7,065,074    10.5%    Winn-Dixie
                                                                                                                Eckerds
                                                          -------                      ----------     -----
                                                          192,757                      $15,907,674    11.4%
                                                          =======                      ===========    =====

                      Regency Realty Corporation
                           Press Release

------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                            CONTACT:   Bruce Johnson or
                                                 Brenda Paradise(904)356-7000
------------------------------------------------------------------------------

                            REGENCY REALTY REPORTS
 FUNDS FROM OPERATIONS PER SHARE OF $.49 FOR THE QUARTER ENDED MARCH 31, 1997
                   AND DECLARES DIVIDEND OF $.42 PER SHARE

Jacksonville, FL, April 29, 1997 - (NYSE:REG) The Board of Directors of Regency Realty Corporation ("REGENCY"), yesterday declared its regular quarterly cash dividend of $.42 per share, payable on May 28, 1997, to shareholders of record on May 14, 1997.

REGENCY announced its 1st quarter 1997 financial results and reported for the quarters ended March 31, 1997 and 1996, FFO was $7,426,359 or $.49 cents per share vs. $4,299,376 or $.44 cents per share, respectively, an increase of 10.9%. Net income for common stockholders for the quarter ended March 31, 1997 and 1996 was $4,036,772 or $.27 per share vs. $2,575,729 or $.26 cents per share, respectively.

During the 1st quarter, REGENCY completed the acquisition of Branch Properties, which provided REGENCY with a dominant presence in Atlanta. To date, REGENCY has closed on the acquisition of five grocery anchored shopping centers containing 712,040 SF for a total investment of $48.4 million and has $46.3 million in seven shopping centers under development. REGENCY's real estate portfolio of 8.9 million SF is currently 95.6% leased.

Martin E. Stein, Jr., President and CEO, stated, "we are extremely pleased with our first quarter results which highlight REGENCY's substantial progress building the preeminent operating company in the growing neighborhood shopping center business in the Southeast."

REGENCY is dedicated to being the leading owner, operator, and developer of grocery anchored neighborhood shopping centers in targeted infill markets in the Southeast. The Company headquartered in Jacksonville, Florida, currently owns and manages approximately 8.9 million square feet in 83 properties. Operating as a fully integrated real estate company, Regency Realty Corporation is a qualified real estate investment trust which is self administered and self managed.
                        Supplemental Financial Report

A copy of the Company's 1997 supplemental financial report and Form 10-Q for the quarter ended March 31, 1997 are available to all interested parties upon written request to Brenda Paradise, Investor Relations, Regency Realty Corporation, 121 West Forsyth Street, Suite 200, Jacksonville, Florida, 32202. Previously issued press releases are also available through PR Newswire's fax service at 800-758-5804 ext. 738469 or on the Internet at http://www.prnewswire.com.

-------------------------------------------------------------------------------
                    Regency Realty Corporation
           Summary Consolidated Statements of Operations
           For the Periods Ended March 31, 1997 and 1996
         (in thousands, except per share data - unaudited)

-------------------------------------------------------------------------------
                                                         Three Months Ended

                                                            1997       1996

Real estate operation revenues                         $   17,733     10,502
Real estate operation expenses                              9,579      5,772
Net interest expense                                        3,353      2,154
Net income                                                  4,801      2,576
Minority interests in net income of
  consolidated real estate partnerships                       764          -
                                                           ------     ------
    Net income for common stockholders                      4,037      2,576
                                                           ======     ======

Property net operating income                              11,803      7,184
Funds from operations (FFO)                                 7,426      4,299
Weighted average shares outstanding                        15,217      9,766
Net income per common share                            $      .27   $    .26
FFO per share                                          $      .49   $    .44


                   Summary Consolidated Balance Sheet
                  March 31, 1997 and December 31, 1996
                             (in thousands)

Assets:                                                     1997        1996

Investments in real estate, at cost net of
    accumulated depreciation                           $  626,916   $ 367,190
Cash and cash equivalents                                  14,629       8,293
Tenant receivables, net                                     2,625       5,281
Deferred costs and other assets                             5,508       5,760
                                                          -------     -------
     Total Assets                                      $  649,678   $ 386,524
                                                          =======     =======

Liabilities and Stockholders' Equity:

Mortgage loans and acquisition line of credit           $  304,900  $ 171,607
Accounts payable and other liabilities                      14,676      7,683
                                                           -------    -------
     Total Liabilities                                     319,576    179,290
Redeemable Partnership Units                                91,717        508
Minority Interest                                            7,045          -
Stockholders' Equity                                       231,340    206,726
                                                           -------    -------
     Total Liabilities and Stockholders' Equity         $  649,678 $  386,524
                                                           =======    =======

                                  SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



      June 18, 1997                              REGENCY REALTY CORPORATION


                                         By: /s/  J. Christian Leavitt
                                                  ---------------------
                                                  Treasurer and Secretary